Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
Cash and cash equivalents [Abstract]
Cash and cash equivalents
4.	Cash and cash equivalents

Cash and cash equivalents represent cash on hand, cash held at bank, and time deposits placed with banks or other financial institutions, which have original maturities of three months or less. Cash on hand and cash held at bank balance as of December 31, 2017 and 2018 primarily consist of the following currencies:

	December 31, 2017		December 31, 2018
(In thousands)	Amount	USD equivalent	Amount	USD equivalent
RMB	436,794	66,847	247,352	36,040
USD	166,530	166,530	85,351	85,351
Hong Kong Dollar (“HKD”)	794	102	8,532	1,089
Thai Baht (“THB”)	—	—	14,624	450
Total		233,479		122,930

As at December 31, 2017 and 2018, included in the cash and cash equivalents are time deposits with original maturities of three months or less, of USD 115,534,000 and nil respectively, primarily consist of USD.